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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        Date of Report: February 27, 2002
                        (Date of Earliest Event Reported)

                    ADVANCED AERODYNAMICS & STRUCTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                       000-21749                    95-4257380
(State or other                   (Commission                (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

                               3205 Lakewood Blvd.
                              Long Beach, CA 90808
                    (Address of principal executive offices)

                             Business (562) 938-8618
                               Fax (562) 938-8620
                         (Registrant's telephone number)

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ITEM 5. OTHER EVENTS

     On February 27, 2002, Advanced Aerodynamics & Structures, Inc. ("AASI") completed three financing transactions:

     * The sale to certain investors of $2,250,000 of Secured Convertible Notes, bearing an annual interest rate of 8%, and convertible after 120 days after the issuance of the Notes into shares of AASI's Class A Common Stock at a conversion price per share, subject to election by the holder of the Notes, of (i) $.35; or
(ii) seventy percent (70%) of the average of the three lowest closing bid prices for the Class A Common Stock for the thirty (30) trading days prior to but not including the conversion date for the applicable Notes. At the election of the holder of the Notes, any interest accrued and unpaid may be paid in Class A Common Stock, the number of shares of which will be determined according to the then applicable conversion price for the Notes. As part of this transaction, each purchaser of Notes was issued Warrants allowing the purchase of two shares of Class A Common Stock for each $1.00 invested in the Notes. The per share "Purchase Price" of Class A Common Stock, under these Warrants, is $.25 for 50% of the Warrants and $.30 for the other 50% of the Warrants. This financing is part of a previously reported private placement offering of up to an aggregate of $10,000,000 of AASI's 8% Secured Convertible Notes.

     * The exercise by AASI of its option to sell to certain investors $1,329,000 of Unsecured Convertible Notes bearing an annual interest rate of 8%, and convertible after 120 days after the issuance of the Notes into shares of AASI's Class A Common Stock on the terms described above, absent the security provisions. This financing is subject to the terms of AASI's previously reported Put Agreement with a group of its private investors who hold Convertible Notes and Warrants, which permits AASI to sell up to an aggregate of $5,000,000 of Convertible Notes and Warrants through a Regulation D offering to these investors.

     * The sale to certain investors of $2,155,000 of Unsecured Convertible Notes, bearing an annual interest rate of 8%, and convertible after 120 days after the issuance of the Notes into shares of AASI's Class A Common Stock on the terms described above, absent the security provisions.

     The closing of these transactions did not occur until February 27, 2002, pending resolution of final contingencies under the various transaction documents, which bear the date of January 30, 2002.

     The net proceeds of these transactions were used to acquire the position held by Congress Financial Corporation (Southwest) ("Congress") as senior secured creditor for Mooney Aircraft Corporation under the previously reported Assignment and Assumption Agreement between AASI and Congress. The remaining net proceeds from these transactions are intended to be used for working capital purposes.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

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     (c)  Exhibits.

          No.  Description
          ---  -----------

          4.1 The October 26, 2001 Subscription Agreement and Form of Secured Note (Exhibit A to the Subscription Agreement) and Form of Warrant (Exhibit D to the Subscription Agreement) are incorporated by reference to the Company's Report on Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2001.

          4.2 The October 26, 2001 Security Agreement is incorporated by reference to the Company's Report on Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2001.

          4.3 January 30, 2002 Subscription Agreement and Form of Secured Note (Exhibit A to the Subscription Agreement) and Form of Warrant (Exhibit D to the Subscription Agreement).

          4.4 The October 26, 2001 Put Agreement is incorporated by reference to the Company's Report on Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2001.

          4.5 Notice of Put, Officer's Certificate and Modification of Put Agreement Terms for this Put dated January 30, 2002.

          4.6 January 30, 2002 Subscription Agreement and Form of Unsecured Note (Exhibit A to the Subscription Agreement) and Form of Warrant (Exhibit D to the Subscription Agreement).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED AERODYNAMICS & STRUCTURES, INC.

                                       By: /s/ L. Peter Larson
                                          --------------------------------------
                                          L. Peter Larson
                                          Executive Vice President and Chief
                                          Financial Officer

Date: March 14, 2002

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